EX-10.34

                                                                        ANNEX VI
                                                           BRIDGE LOAN AGREEMENT

                     SECURITY INTEREST AND PLEDGE AGREEMENT

       SECURITY INTEREST AND PLEDGE AGREEMENT ("Pledge Agreement") dated as of September 28, 2006, by and among CAMOFI Master LDC ("Secured Party"), Sonoma College, Inc., a California corporation having its principal executive offices at 1304 South Point Boulevard, Suite 280, Petaluma, California 94954 (the "Company" or the "Debtor"), Charles D. Newman and Elysa K. Newman ("Pledgors").

                                    RECITALS

       A. Reference is made to (i) that certain Bridge Loan Agreement of even date herewith (the "Loan Agreement") to which the Company and the Secured Party are parties, and (ii) the Transaction Agreements (as that term is defined in the Loan Agreement), including, without limitation, the Note. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the relevant Transaction Agreements.

       B. Pursuant to the Transaction Agreements, the Debtor has certain obligations to the Secured Party (all such obligations, the "Obligations"), including, but not limited to, obligations to pay principal and interest of the Note, which was issued in the original aggregate principal amount of $275,000, on the Maturity Date. The Note Obligations are secured by a mortgage on certain real estate that is held in the names of the Pledgors and is more fully described below. The obligations of the Company and of the Pledgors, if any, under the Note are referred to collectively as the "Note Obligations".

       C. To secure the Note Obligations, the Pledgors have agreed to pledge certain real estate; specifically, Condominium Unit 7BC located at 525 East 80th Street, New York, New York 10021 (the "Real Estate").

       D. The Pledgors are shareholders of the Debtor and have determined that it is in the Pledgors' best interests, including to the benefit of the other interests of the Pledgors in the Company, to provide the pledge referred to herein.

       E. The Secured Party is willing to enter into the Loan Agreement and the other Transaction Agreements only upon receiving the Pledgors' mortgage for the Real Estate, as set forth in this Pledge Agreement.

       NOW, THEREFORE, in consideration of the premises, the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

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       1.     GRANT OF SECURITY INTEREST.

              To secure the Note Obligations of Debtor, the Pledgors hereby pledge to the Secured Party all of their interest in the Real Estate. Said pledge shall be evidenced by a mortgage in the form attached hereto as Exhibit A (the "Mortgage").

       2. OBLIGATIONS SECURED. During the term hereof, the Collateral shall secure the following:

       (a)    The performance by the Company of the Note Obligations; and

       (b) The performance by the Pledgors of their obligations, covenants, and agreements under this Agreement.

The obligations, covenants and agreements described in clauses (a) and (b) are the "Obligations."

       3. PERFECTION OF SECURITY INTERESTS. Upon execution of this Pledge Agreement by the Debtor and the Pledgors,

              (a) the Pledgors shall deliver and transfer possession of the Mortgage, to the Secured Party.

              (b) The Mortgage shall be recorded in the New York County Clerk's Office, to perfect the security interest of the Secured Party, until the earlier of

       (i)    the payment in full of all amounts due under the Note, or

       (ii) foreclosure of Secured Party's security interests as provided herein.

              (c) The Debtor and the Pledgors hereby appoint the Secured Party, as attorney-in-fact with powers of substitution, to execute all documents and perform all acts in order to perfect and maintain a valid security interest for Secured Party in the Real Estate.

       4.     RESERVED.

       5. PLEDGORS' WARRANTY. The Pledgors represent and warrant hereby to the Secured Party as follows with respect to the Real Estate:

              A.     WITH RESPECT TO TITLE TO THE REAL ESTATE

              (i) that the Real Estate is free and clear of any encumbrances of every nature whatsoever, aside from any existing mortgages which have already been disclosed to the Secured Party, and the Pledgors are the sole owners of the Real Estate;
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              (ii)   that  the  Pledgors  agree  not to  grant  or  create,  any security interest, claim, lien, pledge or other encumbrance with respect to the Real Estate or attempt to sell, transfer or otherwise dispose of any of the Real Estate until (a) the Obligations have been paid in full, or (b) this Agreement has terminated, or (iii) the Pledgors receive express written permission from the Secured Party.

              B.     WITH RESPECT TO CERTAIN OTHER MATTERS:

              (i) that the Pledgors have made necessary inquiries of the Company and believe that the Company fully intends to fulfill and has the capability of fulfilling the Obligations to be performed by the Company in accordance with the terms of the Transaction Agreements; and

              (ii) that this Pledge Agreement constitutes a legal, valid and binding obligation of the Pledgors enforceable in accordance with its terms (except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws, now or hereafter in effect).

       6. PRESERVATION OF THE VALUE OF THE COLLATERAL AND REIMBURSEMENT OF SECURED PARTY. Pledgors shall pay all taxes, charges, and assessments against the Real Estate and do all acts necessary to preserve and maintain the value thereof. On failure of Pledgors so to do, Secured Party may make such payments on account thereof as (in Secured Party's discretion) is deemed desirable, and Pledgors shall reimburse Secured Party immediately on demand for any and all such payments expended by Secured Party in enforcing, collecting, and exercising its remedies hereunder.

       7.     DEFAULT AND REMEDIES.

              For purposes of this Agreement, "Event of Default" shall mean any one or more of the following events:

              (i) any default in the performance by the Company or any Pledgor of any of the Note Obligations, after the expiration, without cure, of the cure period (but only if any such cure period is specifically provided in the Transaction Agreements and without any regard to any cure period if no such cure period is provided; it being specifically acknowledged by the Company and the Pledgors that all payment obligations are time of the essence obligations, with no cure periods provided), or

              (ii) a breach by the Company or Pledgor of any of the its respective representations, warranties, covenants or agreements in this Pledge Agreement, subject to applicable cure periods.

       8. WAIVER. Each of the Debtor and the Pledgors waives any right that it may have to require Secured Party to proceed against any other person, or proceed against or exhaust any other security, or pursue any other remedy Secured Party may have.

       9. TERM OF AGREEMENT. This Pledge Agreement shall continue in full force and effect until the earlier of the payment in full of the Note. If the
Note is paid in full, the security interests in the Real Estate shall be deemed released, and the Mortgage shall be returned to the Pledgors.

       10.    GENERAL PROVISIONS:

       10.1 BINDING AGREEMENT; NO MODIFICATION OF TRANSACTION AGREEMENTS. This Pledge Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the respective parties hereto. Except to the extent specifically provided herein, nothing in this Pledge Agreement shall limit or modify any provision of any of the Transaction Agreements

       10.2 CAPTIONS. The headings used in this Pledge Agreement are inserted for reference purposes only and shall not be deemed to define, limit, extend, describe, or affect in any way the meaning, scope or interpretation of any of the terms or provisions of this Pledge Agreement or the intent hereof.

       10.3 COUNTERPARTS. This Pledge Agreement may be signed in any number of counterparts with the same effect as if the signatures upon any counterpart were upon the same instrument. All signed counterparts shall be deemed to be one original. A facsimile transmission of this signed Pledge Agreement shall be legal and binding on all parties hereto.

       10.4 FURTHER ASSURANCES. The parties hereto agree that, from time to time upon the written request of any party hereto, they will execute and deliver such further documents and do such other acts and things as such party may reasonably request in order fully to effect the purposes of this Pledge Agreement.

       10.5 WAIVER OF BREACH. Any waiver by either party of any breach of any kind or character whatsoever by the other, whether such be direct or implied, shall not be construed as a continuing waiver of or consent to any subsequent breach of this Pledge Agreement.

       10.6 CUMULATIVE REMEDIES. The rights and remedies of the parties hereto shall be construed cumulatively, and none of such rights and remedies shall be exclusive of, or in lieu or limitation of any other right, remedy, or priority allowed by applicable law.

       10.7 AMENDMENT. This Pledge Agreement may be modified only in a written document that refers to this Pledge Agreement and is executed by Secured Party, the Pledgors and the Debtor.

       10.8   INTERPRETATION.   This  Pledge  Agreement  shall  be  interpreted,
construed, and enforced according to the substantive laws of the State of New York.

       10.9 GOVERNING LAW. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the County of New York or the state courts of the State of New York sitting in the County of New York in connection with any dispute arising under this Pledge Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON COVENIENS, to the bringing of any such proceeding in such jurisdictions.

       10.10 WAIVER OF JURY TRIAL. The parties to this Pledge Agreement hereby waive a trial by jury in any action, proceeding or counterclaim brought by any of them against any other in respect of any matter arising out or in connection with this Pledge Agreement.

       10.11 NOTICE. Any notice or other communication required or permitted to be given hereunder shall be effective upon receipt. Such notices may be sent (i) in the United States mail, postage prepaid and certified, (ii) by express courier with receipt, (iii) by facsimile transmission, with a copy subsequently delivered as in (i) or (ii) above. Any such notice shall be addressed or transmitted as follows:

       If to Pledgor, to:

       If to the Secured Party, to: CAMOFI Master LDC c/o Centrecourt Asset Management LLC 350 Madison Avenue, 8th Floor New York, NY 10017 Tel:
       646-758-6750 Fax: 646-758-6751

       If to Sonoma College, Inc., to:
       1304 South Point Boulevard
       Suite 280
       Petaluma, California 94954
       Tel:
       Fax:


       If to Charles D. Newman and/or Elysa K. Newman, to:
       525 East 80th Street
       Unit 7BC
       New York, New York 10021
       Tel:
       Fax:

Any party may change its address by notice similarly given to the other parties (except that a Secured Party need not give notice to other Secured Party).

       10.12 ACKNOWLEDGEMENT BY DEBTOR AND PLEDGORS. In the event that any provision of the Transaction Agreements, the Guarantee or this Pledge Agreement as applied to any party or circumstances shall be adjudged by a court to be invalid or unenforceable, each of the Debtor or the

Pledgors, as the case may be, acknowledges and agrees that this Pledge Agreement shall remain valid and enforceable in all respects against the Debtor and the Pledgors.

       IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day, month and year first above written.

CAMOFI MASTER LDC

By:
   ---------------------------------------
Name:
Title:

SONOMA COLLEGE, INC.:


By:
   ---------------------------------------
Its:

CHARLES D. NEWMAN

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ELYSA K. NEWMAN

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